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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2003

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                             STUDENT ADVANTAGE, INC.

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             (Exact name of Registrant as specified in its charter)

           Delaware                       0-26074                04-3263743

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        (State or Other           (Commission File Number)     (IRS Employer
 Jurisdiction of Incorporation)                              Identification No.)

             280 Summer Street, Boston, MA                     02210

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       (Address of principal executive offices)             (Zip Code)

            Registrant's telephone number, including area code

                             (617) 912-2000

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        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 31, 2003, Student Advantage, Inc. (the "Company") amended its loan agreement with Reservoir Capital Partners, L.P. and its affiliate, Reservoir Capital Master Fund, L.P. ("Reservoir") to provide an additional loan of $1,500,000 to the Company. As of March 31, 2003, the Company's indebtedness to Reservoir, Scholar, Inc. (an entity owned in part by the Company's Chief Executive Officer) and John Katzman, a former director and a guarantor of the Company's indebtedness to Reservoir, is approximately $16.9 million. The Company and its secured lenders also agreed to change to April 14, 2003 from March 31, 2003 the date on which the Company is required to repay $4 million of borrowings under the loan agreement. Finally, the Company and its lenders modified their agreement on allocations of transaction proceeds in the event certain business assets are sold in the future.

         The Company also filed a notice with the Securities and Exchange Commission stating that the Company is unable to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") without unreasonable effort or expense because management of the Company has been dedicating substantial efforts to obtaining additional financing, managing debt obligations, possible divestitures and to corporate restructuring and operational activities. The Form 10-K will be filed with the Securities and Exchange Commission no later than the 15th calendar day following the March 31, 2003 due date for the filing thereof.

         The press release relating to the aforementioned matters and issued by the Company on April 1, 2003 is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of the Business Acquired.

           Not applicable.

(b)  Pro Forma Financial Information.

           Not applicable.

(c)  Exhibits.

           See the Exhibit Index attached hereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STUDENT ADVANTAGE, INC.
                                           (Registrant)

Date: April 4, 2003                        By: /s/ Raymond V. Sozzi, Jr.
                                           -----------------------------
                                           Raymond V. Sozzi, Jr.,
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

10.1 Promissory Note, dated March 31, 2003, executed and delivered by the Registrant to Reservoir Capital Partners, L.P. in the original principal amount of $1,284,600.

10.2 Promissory Note, dated March 31, 2003, executed and delivered by the Registrant to Reservoir Capital Master Fund, L.P. in the original principal amount of $215,400.

10.3 Amendment No. 9 to Loan Agreement, dated as of March 31, 2002, among the Registrant, the subsidiaries of the Registrant and Reservoir Capital Partners, L.P., Reservoir Capital Associates, L.P. Reservoir Capital Master Fund, L.P., Scholar, Inc., and John Katzman (amending the Loan Agreement by and among the Registrant, the subsidiaries of the Registrant, and Reservoir Capital Partners, L.P., Reservoir Capital Associates, L.P. and Reservoir Capital Master Fund, L.P.).

99.1     Press Release dated March 31, 2003 of the Registrant.